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                                                                    EXHIBIT 99.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Martin M. Koffel, the Chief Executive Officer of URS Corporation (the "Company") hereby certifies that, to the best of his knowledge:

         1. The Company's Quarterly Report on Form 10-Q for the period ended April 30, 2003, to which this Certification is attached as Exhibit 99.1 (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 13th day of June, 2003.

                                                      /s/ Martin M. Koffel
                                                      -----------------------
                                                      Martin M. Koffel
                                                      Chief Executive Officer